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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                          June 25, 1998



                          CV REIT, INC.

      (Exact name of registrant as specified in its charter)


                             DELAWARE

          (State or other jurisdiction of incorporation)



      1-8073                                    59-0950354
(Commission  File No.)                       (I.R.S. Employer
                                            Identification No.)



                        100 Century Blvd.
                  West Palm Beach, Florida 33417
             (Address of principal executive offices)



                        (561) 640-3155
        Registrant's telephone number, including area code





                          Not Applicable
                 (Former name or former address,
                  if changed since last report)


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ITEM 5.  OTHER EVENTS

CV Reit, Inc. (the "Company") previously reported its acquisition of the Marlton Crossing Shopping Center - Phase II in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 1998. The Company is filing this Current Report on Form 8-K/A to include financial statements of Marlton KDA Limited Partnership and pro forma financial information of the Company.

After reasonable inquiry, the Company is not aware of any material factors relating to the Property that would cause the financial information reported herein not to be necessarily indicative of future operating results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS


The following financial statement and pro forma financial information are filed as part of this report:


(a) Financial statement of real estate operations acquired, prepared pursuant to Rule 3.14 of Regulation S-X:


    Marlton KDA Limited Partnership:             Page No.

      Report of Independent Certified
      Public Accountant                             4

      Statement of Revenues and Certain
      Expenses                                      5

      Notes to Statement of Revenues and
      Certain Expenses                              6



(b) Pro Forma financial information required pursuant to Article
    11 of Regulation S-X:

      Unaudited Pro Forma Condensed Consolidated Balance Sheet -
      June 30, 1998*

      Unaudited Pro Forma Condensed Consolidated Statement of Income - Six months ended June 30, 1998

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      Unaudited Pro Forma Condensed Consolidated Statement of
      Income - Year ended December 31, 1997

      * No Pro Forma Condensed Consolidated Balance Sheet as of
June 30, 1998 is filed since the acquisition of the Acquired
Property is reflected in the actual balance sheet of CV Reit, Inc. as of June 30, 1998.


(c) Exhibits:  None



                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CV REIT, INC.

                    /s/ ELAINE HAUFF
                    ___________________________
                    Elaine Hauff, Vice President


Date:  September 4, 1998


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               FINANCIAL STATEMENTS AND REPORT OF
            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                MARLTON KDA LIMITED PARTNERSHIP
                    (A Limited Partnership)

                       December 31, 1997


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        Report of Independent Certified Public Accountants


Partners
Marlton KDA Limited Partnership


    We have audited the accompanying statement of revenues and certain expenses of Marlton KDA Limited Partnership (a limited partnership) for the year ended December 31, 1997. The financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of CV Reit, Inc. and excludes certain material amounts, as described in Note B, that would not be comparable to those resulting from the proposed future operations of the property.

    In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Marlton KDA Limited Partnership for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




Philadelphia, Pennsylvania
August 10, 1998

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                 Marlton KDA Limited Partnership
                    (A Limited Partnership)

           STATEMENT OF REVENUES AND CERTAIN EXPENSES

                  Year ended December 31, 1997




REVENUES
    Base rents                                   $ 1,107,606
    Tenant reimbursements                            305,458
    Percentage rent                                    8,571
    Other                                              3,540
                                                 -----------
                                                   1,425,175
                                                 -----------

CERTAIN EXPENSES
    General operating                                165,683
    Real estate taxes                                262,814
    Repairs and maintenance                          120,961
    Utilities                                         28,035
                                                 -----------
                                                     577,493
                                                 -----------
REVENUES IN EXCESS OF CERTAIN EXPENSES           $   847,682
                                                 ===========



The accompanying notes are an integral part of this statement.



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                Marlton KDA Limited Partnership
                    (A Limited Partnership)

      NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

                       December 31, 1997




NOTE A - ORGANIZATION

    Marlton KDA Limited Partnership (the Partnership), a New Jersey limited partnership, owns and operates Marlton Crossing Shopping Center - Phase II (the Shopping Center) in Burlington County, New Jersey. The shopping center consists of various retail shops with approximately 142,000 square feet of rentable space.

    The Partnership's activities consist of the operation of the shopping center and the leasing of retail stores to various tenants. Tenant reimbursements represent property operating expenses billed to tenants, including common area maintenance, real estate taxes and other recoverable costs. Tenant reimbursements are recognized in the period the expenses are incurred. All leases are classified as operating leases and expire at various times thorough 2005.

NOTE B - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

    1.  Basis of Presentation

    Marlton Plaza Associates, L.P., a Delaware limited partnership, purchased the Shopping Center on June 25, 1998. CV Reit, Inc. (the Registrant) has an indirect ownership interest in the shopping center through Montgomery CV Realty Trust (the Trust), a Delaware business trust of which the Registrant is the 100% beneficial owner. The Trust holds the general partner interest in, and approximately 82% of the limited partner interest in, Montgomery CV Realty, L.P. (the Operating Partnership). The Operating Partnership is the sole member of Marlton Plaza LLC, a Delaware limited liability company which is the sole general partner of Marlton Plaza Associates, L.P. The statement of revenues and certain expenses has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations be included with certain filings with the SEC. The statement of revenues and expenses includes the historical revenues and expenses of the shopping center, exclusive of certain items of expenses which are not comparable to the proposed future operations of the shopping center, such as interest, depreciation, amortization, and certain legal and accounting expenses. Upon the purchase of the shopping center, Marlton Plaza Associates, L.P. began operating the shopping center under its policies and procedures.


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    2.  Revenue Recognition

    Lease revenue is recognized over the lease term on a straight-line basis as it is earned. Revenue from reimbursements by tenants of costs incurred on their behalf is recognized when the expenses are incurred. These expenses include property taxes, common area maintenance costs, and other recoverable costs.

    3.  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE C - LEASING ACTIVITIES

    The Partnership leases space to tenants under operating leases. Leases generally provide for minimum rents, as well as reimbursement of the lessor for certain operating expenses and real estate taxes. The approximate minimum future rentals on the existing long-term noncancellable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1997, are as follows:



    1998                      $ 1,052,000
    1999                        1,045,000
    2000                        1,016,000
    2001                          918,000
    2002                          619,000
    Thereafter                  1,252,000
                              -----------
                              $ 5,902,000
                              ===========

    During 1997, one tenant accounted for approximately 49% of total base rental revenue.

NOTE D - RELATED PARTY TRANSACTIONS

    The Partnership employs the use of Drexel Realty, Inc., which is indirectly owned by the Operating Partnership, as its rent collection agent. A 5% management fee on rent collected is paid to the parent company. Total management fee paid in 1997 was approximately $74,000, which is included in general operating expenses on the statement of revenues and certain expenses.

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                  CV REIT, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF INCOME



On June 25, 1998, Montgomery CV Realty L.P. (the "Operating Partnership") (indirectly 81.7% owned by CV Reit, Inc.) indirectly acquired 100% of the Marlton Crossing Shopping Center
- Phase II (the "Acquired Property"), an approximately 141,795 square foot retail shopping center located in New Jersey, from Marlton KDA Limited Partnership (the "Seller"). The purchase price amounted to $12,544,000, including transaction costs, consisting of $3,206,000 paid in cash and $9,338,000 of liabilities incurred, principally mortgage indebtedness. The cash was principally borrowed under the Company's $100 million line of credit.

The acquisition was accounted for as a purchase, with assets acquired and liabilities incurred recorded at fair value, effective June 25, 1998. Operating results of the Acquired Property have been included in the Company's consolidated financial statements, effective June 25, 1998.

The following Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 1998 and the year ended December 31, 1997 (the "Pro Forma Financial Information") are derived from, and should be read in conjunction with, the Company's historical Statements of Income for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively, as presented in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 and Annual Report on Form 10-K for the year ended December 31, 1997. It should also be read in conjunction with the Seller's historical Statement of Revenues and Certain Expenses for the year ended December 31, 1997, included elsewhere herein.

The Pro Forma Financial Information for the six months ended June 30, 1998 and year ended December 31, 1997 gives effect to the acquisition as if it had occurred as of January 1, 1997. The pro forma adjustments are based on certain estimates and currently available information. Such adjustments could change as additional information becomes available, as estimates are refined or as additional events occur.

The Pro Forma Financial Information does not purport to be indicative of the results of operations which would have actually been reported had the acquisition been consummated on January 1, 1997, or which may be reported in the future.


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                    CV REIT, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                          STATEMENT OF INCOME
             (dollars in thousands, except per share data)


                                 Historical
                             -------------------
                              CV Reit,   Acquired                   Pro-Forma
                                Inc.     Property                 Consolidated
                                Six     January 1,                     Six
                               Months      1998                       Months
                               Ended     Through                      Ended
                              June 30,   June 24,   Pro-Forma        June 30,
                                1998       1998    Adjustments         1998
                             ---------  ---------  -----------    ------------
REVENUES:
  Interest, substantially
    from mortgage notes        $ 4,704    $     -      $    -          $ 4,704
  Rent                           6,537        754           -            7,291
                               -------    -------      ------          -------
                                11,241        754           -           11,995
                               -------    -------      ------          -------
EXPENSES:
  Interest                       3,318          -         454 (1)        3,772
  Operating                      1,974        262           -            2,236
  General and administrative       718          -           -              718
  Depreciation and
    amortization                 1,029          -         135 (2)        1,164
                               -------    -------      ------          -------
                                 7,039        262         589            7,890
                               -------    -------      ------          -------

                                 4,202        492        (589)           4,105

Equity in income of uncon-
  solidated affiliates             253          -           -              253
Gain on sale of real estate      2,347          -           -            2,347
Minority interests in income
  of Operating Partnership      (1,245)         -          18 (3)       (1,227)
                               -------    -------      ------          -------
Net income                     $ 5,557    $   492     ($  571)         $ 5,478
                               =======    =======      ======          =======

Net income per common
  share, basic and
  diluted                      $   .70                                 $   .69
                               =======                                 =======


Average common shares
  outstanding,
    Basic                    7,966,621                               7,966,621
                             =========                               =========

    Diluted                  7,969,844                               7,969,844
                             =========                               =========

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                  CV REIT, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF INCOME
          (dollars in thousands, except per share data)

                   YEAR ENDED DECEMBER 31, 1997


                                 Historical
                             -------------------
                              CV Reit,   Acquired   Pro-Forma      Pro-Forma
                               Inc.      Property  Adjustments    Consolidated
                             ---------   --------  -----------    ------------

REVENUES:
  Interest, substantially
    from mortgage notes        $10,612    $     -      $    -          $10,612
  Rent                           2,703      1,425           -            4,128
                               -------    -------      ------          -------
                                13,315      1,425           -           14,740
                               -------    -------      ------          -------
EXPENSES:
  Interest                       3,306          -         939 (1)        4,245
  Operating                        870        577           -            1,447
  General and administrative       654          -           -              654
  Depreciation and
    amortization                   409          -         280 (2)          689
                               -------    -------      ------          -------
                                 5,239        577       1,219            7,035
                               -------    -------      ------          -------

                                 8,076        848      (1,219)           7,705

Equity in income of uncon-
  solidated affiliates             439          -           -              439
Minority interests in income
  of Operating Partnership           -          -          68 (3)           68
                               -------    -------      ------          -------
Net income                     $ 8,515    $   848     ($1,151)         $ 8,212
                               =======    =======      ======          =======

Net income per common
  share, basic and
  diluted                      $  1.07                                 $  1.03
                               =======                                 =======


Average common shares
  outstanding, basic
  and diluted                7,966,621                               7,966,621
                             =========                               =========

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            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       STATEMENT OF INCOME

                      PRO FORMA ADJUSTMENTS




The following pro forma adjustments for the six months ended June
30, 1998 and the year ended December 31, 1997 assume that the Acquired Property was purchased on January 1, 1997:



(1) Represents additional interest expense, at 7.41% per annum, on approximately $12.5 million mortgage indebtedness incurred as a result of the acquisition.


(2) Represents additional depreciation expense resulting from allocating 10% of the fair value of the Acquired Property to land and depreciating the balance (90%) on a straight-line basis over 40 years.


(3) Reflects earnings attributable to minority interests.